UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 5, 2026
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Pinterest, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38872	26-3607129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

651 Brannan Street
San Francisco, California 94107
(Address of principal executive offices, including zip code)

(415) 762-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
 _________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value	PINS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 5, 2026, Pinterest, Inc. (“Pinterest” or the “Company”), appointed Renee Jewell, age 50, as its Chief Accounting Officer, effective August 26, 2026. Ms. Jewell currently serves as the Controller of Airbnb Inc. and Chief Financial Officer of Airbnb Payments Inc., positions she has held since May 2018 and July 2020, respectively. Prior to joining Airbnb, Ms. Jewell held various roles of increasing responsibility at eBay Inc. and PricewaterhouseCoopers. Ms. Jewell is a certified public accountant and graduated from the University of California, Berkeley, with a Bachelor of Science in business administration.

Pursuant to an offer letter, Ms. Jewell is eligible to receive (i) an initial annual base salary of $450,000; (ii) a cash sign-on bonus of $225,000, subject to continued service; (iii) an award of restricted stock units pursuant to the Company’s 2019 Omnibus Incentive Plan with an aggregate value of $2,550,000, which will vest on a quarterly basis at 50% in the first year, 33% in the second year, and 17% in the third year, subject to continued service through each vesting date; and (iv) an annual cash bonus with a target value of 50% of her base salary, prorated for partial-year service. The Company also intends to enter into its standard form of indemnification agreement with Ms. Jewell, which was previously filed by the Company as Exhibit 10.1 to the Company’s Form 10-Q filed on November 4, 2025.

There are no family relationships between Ms. Jewell and any Company director or executive officer, and there are no arrangements or understandings between Ms. Jewell and any other person pursuant to which she was selected as an officer. Ms. Jewell is not a party to any current or proposed transaction with the Company for which disclosure would be required under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINTEREST, INC.

Date: August 7, 2026	By:	/s/ Wanji Walcott
Wanji Walcott
Chief Legal and Business Affairs Officer and Corporate Secretary